Exhibit 28 (n) (24) under Form N-1A

Exhibit 99 under Item 601/REG. S-K

AUTOMATED Shares Exhibit

To

Multiple Class Plan

(revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Automated Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Automated Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Automated Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee Recordkeeping Fee	Up to 25 basis points (0.25%) of the average daily net asset value Up to 10 basis points (0.10%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Automated Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Automated Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:	• Automated Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering AUTOMATED Shares

The Funds set forth on this Schedule each offer Automated Shares on the terms set forth in the Automated Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Money Market Obligations Trust
Federated Prime Cash Obligations Fund
Federated Government Obligations Tax-Managed Fund
Federated Institutional Prime Obligations Fund
Federated Treasury Obligations Fund

Capital Shares Exhibit

To

Multiple Class Plan

(Revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Capital Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Capital Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	None
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Capital Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:

Capital Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Capital Shares

The Funds set forth on this Schedule each offer Capital Shares on the terms set forth in the Capital Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series

Money Market Obligations Trust
Federated California Municipal Cash Trust
Federated Government Obligations Fund
Federated Institutional Money Market Management
Federated Municipal Obligations Fund
Federated Prime Cash Obligations Fund
Federated Institutional Prime Obligations Fund
Federated Institutional Prime Value Obligations Fund
Federated Treasury Obligations Fund

CasH II Shares Exhibit

To

Multiple Class Plan
(revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash II Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash II Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:	Cash II Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Cash II Shares

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	0.20%
Federated Florida Municipal Cash Trust	0.25%
Federated Government Obligations Fund	0.35%
Federated Municipal Obligations Fund	0.35%
Federated New York Municipal Cash Trust	0.25%
Federated Ohio Municipal Cash Trust	0.30%
Federated Prime Cash Obligations Fund	0.35%
Federated Trust for U.S. Treasury Obligations	0.35%

Cash series Shares Exhibit

To

Multiple Class Plan

(Revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Cash Series Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Cash Series Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:	Cash Series Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Cash Series Shares

The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company	12b-1 Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	0.60%
Federated Connecticut Municipal Cash Trust	0.60%
Federated Florida Municipal Cash Trust	0.60%
Federated Government Obligations Fund	0.60%
Federated Massachusetts Municipal Cash Trust	0.60%
Federated Minnesota Municipal Cash Trust	0.50%
Federated Municipal Obligations Fund	0.60%
Federated New Jersey Municipal Cash Trust	0.60%
Federated New York Municipal Cash Trust	0.60%
Federated Pennsylvania Municipal Cash Trust	0.40%
Federated Prime Cash Obligations Fund	0.60%
Federated Trust for U.S. Treasury Obligations	0.60%
Federated Virginia Municipal Cash Trust	0.60%

EAGLE Shares Exhibit

To

Multiple Class Plan

(Revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Eagle Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Eagle Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Eagle Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Eagle Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Eagle Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:	Eagle Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of FundS

Offering EAGLE Shares

The Funds set forth on this Schedule each offer Eagle Shares on the terms set forth in the Eagle Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust: Federated Institutional Money Market Management	None

Institutional/WEALTH Shares Exhibit

To

Multiple Class Plan

(REVISED 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Institutional and/or Wealth Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Institutional and Wealth Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	As set forth in the attached Schedule
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Institutional and/or Wealth Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:	Institutional and/or Wealth Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.       REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.

Schedule of Funds
Offering institutional Shares

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Federated Adjustable Rate Securities Fund	None	0.25%	None

Federated Equity Funds:
Federated Absolute Return Fund	None	None	None
Federated Clover Small Value Fund	None	None	None
Federated Clover Value Fund	None	None	None
Federated Emerging Markets Equity Fund	None	None	None
Federated InterContinental Fund	None	None	None
Federated International Strategic Value Dividend Fund	None	None	None
Federated Kaufmann Fund	None	None	None
Federated Kaufmann Large Cap Fund	None	None	None
Federated Kaufmann Small Cap Fund	None	None	None
Federated MDT Mid-Cap Growth Strategies Fund	None	None	None
Federated Managed Risk Fund	None	None	None
Federated Managed Volatility Fund	None	None	None
Federated Prudent Bear Fund	None	None	None
Federated Strategic Value Dividend Fund	None	None	None

Federated Equity Income Fund, Inc.	None	None	None

Federated Fixed Income Securities, Inc.:
Federated Municipal Ultrashort Fund	None	None	None
Federated Strategic Income Fund	None	None	None

Federated Global Allocation Fund)	None	None	None

Federated Government Income Trust	None	0.25%	None

Federated High Yield Trust
Federated High Yield Trust	None	None	None
Federated Equity Advantage Fund	None	None	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated Income Securities Trust:
Federated Capital Income Fund	None	None	None
Federated Floating Rate Strategic Income Fund	None	None	None
Federated Intermediate Corporate Bond Fund	None	0.25%	None
Federated Muni and Stock Advantage Fund	None	None	None
Federated Prudent DollarBear Fund	None	None	None
Federated Real Return Bond Fund	None	0.25%	None
Federated Short-Term Income Fund	None	0.25%	None

Federated Index Trust:
Federated Max-Cap Index Fund	None	0.25%	None
Federated Mid-Cap Index Fund	None	None	None

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	None	None	None
Federated Short-Intermediate Total Return Bond Fund	None	None	None

Federated International Series, Inc.
Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)	None	None	None

Federated Investment Series Fund, Inc.
Federated Bond Fund	None	None	None

Federated MDT Series:
Federated MDT All Cap Core Fund	None	None	None
Federated MDT Balanced Fund	None	None	None
Federated MDT Large Cap Growth Fund	None	None	None
Federated MDT Small Cap Core Fund	None	None	None
Federated MDT Small Cap Growth Fund	None	None	None

Federated MDT Stock Trust	None	0.25%	None

Federated Municipal Securities Income Trust
Federated Municipal High Yield Advantage Fund	None	None	None

Federated Short-Intermediate Duration Municipal Trust	None	0.25%	None

Federated Total Return Government Bond Fund	None	None	None

Federated Total Return Series, Inc.:
Federated Mortgage Fund	None	0.25%	None
Federated Total Return Bond Fund	None	None	None
Federated Ultrashort Bond Fund	None	0.25%	None

Federated U.S. Government Securities Fund: 1-3 Years	None	0.25%	None

Federated U.S. Government Securities Fund: 2-5 Years	None	0.25%	None

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee
Federated World Investment Series, Inc.
Federated Emerging Market Debt Fund	None	None	None
Federated International Leaders Fund	None	None	None
Federated International Small-Mid Company Fund	None	None	2% on shares redeemed or exchanged within 90 days of purchase

Intermediate Municipal Trust:
Federated Intermediate Municipal Trust	None	0.25%	None

Money Market Obligations Trust:
Federated Government Obligations Fund	None	0.25%	None
Federated Government Obligations Tax-Managed Fund	None	0.25%	None
Federated Money Market Management	None	0.25%	None
Federated Institutional Prime Obligations Fund	None	0.25%	None
Federated Institutional Tax-Free Cash Trust	None	0.25%	None
Federated Treasury Obligations Fund	None	0.25%	None
Federated Trust for U.S. Treasury Obligations	None	None	None
Federated U.S. Treasury Cash Reserves	None	0.25%	None

Schedule of Funds
Offering WEALTH Shares

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee	Shareholder Service Fee	Redemption Fee

Money Market Obligations Trust:
Federated California Municipal Cash Trust	None	0.25%	None
Federated Florida Municipal Cash Trust	0.25%	0.25%	None
Federated Michigan Municipal Cash Trust	None	0.25%	None
Federated Minnesota Municipal Cash Trust	None	0.25%	None
Federated Municipal Obligations Fund	None	0.25%	None
Federated New Jersey Municipal Cash Trust	None	0.25%	None
Federated New York Municipal Cash Trust	None	0.25%	None
Federated Ohio Municipal Cash Trust	None	0.25%	None
Federated Pennsylvania Municipal Cash Trust	None	0.25%	None
Federated Prime Cash Obligations Fund	None	0.25%	None
Federated Tax-Free Obligations Fund	None	0.25%	None
Federated Virginia Municipal Cash Trust	None	0.25%	None

investment Shares Exhibit

To

Multiple Class Plan
(Revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Investment Shares
Sales Load	None
Contingent Deferred Sales Charge (“CDSC”)	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Investment Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Rights:	Investment Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds

Offering Investment Shares

The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

Multiple Class Company Series	12b-1 Fee

Edward Jones Money Market Fund	None

Money Market Obligations Trust:
Federated California Municipal Cash Trust	0.25%
Federated Municipal Obligations Fund	0.25%
Tax-Free Money Market Fund	None

PREMIER Shares Exhibit

To

Multiple Class Plan

(Revised as of 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Premier Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Premier Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Premier Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Premier Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Premier Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:	Premier Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time.

Schedule of Funds

Offering PREMIER Shares

The Funds set forth on this Schedule each offer Premier Shares on the terms set forth in the Premier Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust: Federated Government Obligations Fund	None
Federated Institutional Tax-Free Cash Trust	None

Service Shares Exhibit

To

Multiple Class Plan
(revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(i)	with respect to money market funds, sales and shareholder servicing by financial intermediaries; and

(ii)	with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors (“Eligible Investors”);

•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	A Federated Fund;
•	An investor, other than a natural person, purchasing Shares directly from the Fund;
•	An investor (including a natural person) who owned Shares as of December 31, 2008;
•	Without regard to the initial investment minimum, an investor who acquired Service Shares pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such Shares; and
•	Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.

With respect to portfolios of Federated Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.

In connection with these basic arrangements, Service Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Service Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Service Shares as described in Section 3 of the Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privileges:

For Funds other than portfolios of Federated Insurance Series, Service Shares may be exchanged for exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange. Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

With respect to portfolios of Federated Insurance Series: None

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Federated Adjustable Rate Securities Fund	0.05%

Federated GNMA Trust	0.05%

Federated High Yield Trust	None

Federated Government Income Trust	0.05%

Federated Income Securities Trust:
Federated Intermediate Corporate Bond Fund	0.25%
Federated Short-Term Income Fund	0.15%

Federated Index Trust
Federated Max-Cap Index Fund	0.30%
Federated Mid-Cap Index Fund	None

Federated Institutional Trust:
Federated Government Ultrashort Duration Fund	0.05%
Federated Short-Intermediate Total Return Bond Fund	0.05%

Federated Insurance Series:
Federated Managed Tail Risk Fund II	0.25%
Federated High Income Bond Fund II	0.25%
Federated Kaufmann Fund II	0.25%
Federated Quality Bond Fund II	0.25%
Federated Government Money Fund II	None

Federated MDT Stock Trust	None

Federated Short-Intermediate Duration Municipal Trust	0.25%

Federated Total Return Government Bond Fund	0.25%

Federated Total Return Series, Inc.:
Federated Mortgage Fund	0.25%
Federated Total Return Bond Fund	0.25%
Federated Ultrashort Bond Fund	0.25%

Federated U.S. Government Securities Fund: 1-3 Years	0.25%

Multiple Class Company Series	12b-1 Fee

Federated U.S. Government Securities Fund: 2-5 Years	0.05%

Money Market Obligations Trust:
Federated California Municipal Cash Trust	None
Federated Connecticut Municipal Cash Trust	None
Federated Government Obligations Fund	None
Federated Government Obligations Tax-Managed Fund	None
Federated Massachusetts Municipal Cash Trust	None
Federated Institutional Money Market Management	None
Federated Michigan Municipal Cash Trust	None
Federated Municipal Obligations Fund	None
Federated New Jersey Municipal Cash Trust	0.10%
Federated New York Municipal Cash Trust	0.25%
Federated Ohio Municipal Cash Trust	None
Federated Pennsylvania Municipal Cash Trust	None
Federated Prime Cash Obligations Fund	None
Federated Institutional Prime Obligations Fund	None
Federated Institutional Prime Value Obligations Fund	None
Federated Tax-Free Obligations Fund	None
Federated Treasury Obligations Fund	None
Federated U.S. Treasury Cash Reserves	0.25%
Federated Virginia Municipal Cash Trust	None
Tax-Free Money Market Fund	None

Proprietary fund schedule -
service shares

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Service Shares of the Funds indicated opposite their names. Such Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

Multiple Class Series/Company	Non-Plan Investment Companies

Money Market Obligations Trust - Federated Automated Cash Management Trust	WesMark Funds

trust Shares Exhibit

To

Multiple Class Plan

(Revised 10/1/16)

1.       Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

Fees and Expenses	Maximum Amount Allocated Trust Shares
Sales Load	None
Contingent Deferred Sales Charge ("CDSC")	None
Shareholder Service Fee	Up to 25 basis points (0.25%) of the average daily net asset value
12b-1 Fee	As set forth in the attached Schedule
Other Expenses	Itemized expenses incurred by the Fund with respect to holders of Trust Shares as described in Section 3 of the Multiple Class Plan

2.       Conversion and Exchange Privileges

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:	None
Exchange Privilege:	Trust Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

Schedule of FundS

Offering Trust Shares

The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company Series	12b-1 Fee

Money Market Obligations Trust:
Federated Government Obligations Fund	0.25%
Federated Municipal Obligations Fund	0.25%
Federated Prime Cash Obligations Fund	0.25%
Federated Institutional Prime Obligations Fund	0.25%
Federated Treasury Obligations Fund	0.25%